Exhibit 99.1
Airvana Reports Fourth Quarter and Full Year 2009 Financial Results
CHELMSFORD, Mass., February 25, 2010 — Airvana, Inc. (NASDAQ: AIRV), a leading provider of mobile broadband network infrastructure products, today reported financial results for the fourth quarter and the full year ended January 3, 2010. Airvana presents both GAAP and non-GAAP financial metrics below because management believes that the combination provides a more complete understanding of the company’s operating performance.
GAAP Financial Highlights
•	Revenue: Total revenue for the fourth quarter of 2009 was $47.7 million, compared with $63.3 million for the fourth quarter of 2008. For the full year 2009, total revenue was $64.6 million, compared with $138.2 million for the full year 2008.

•	Net Income/Loss: Net income for the fourth quarter of 2009 was $13.1 million, compared with net income of $24.8 million for the fourth quarter of 2008. For the full year 2009, net loss was $25.0 million, compared with net income of $21.3 million for the full year 2008.
In November 2009, the CDMA business of Nortel Networks Inc. (“Nortel”) was acquired by Telefon AB L.M. Ericsson (“Ericsson”). As part of this acquisition, Airvana’s contract with Nortel was assigned to Ericsson and Airvana received $39.6 million in cash from Ericsson, which represented payment for outstanding invoices of $36.4 million for sales of Airvana products and services to Nortel made prior to Nortel’s Chapter 11 bankruptcy filing in January 2009 plus interest of $3.2 million. As of January 3, 2010 Airvana’s cash, cash equivalents and investments increased to $263.2 million, from $228.4 million on December 28, 2008.
Non-GAAP Financial Highlights
•	Pro Forma Product and Service Billings (“Billings”): Airvana’s pro forma Billings for the fourth quarter of 2009 were $49.0 million, compared with $39.8 million for the fourth quarter of 2008. For the full year 2009, Airvana’s pro forma Billings were $152.3 million, compared with $146.9 million for the full year 2008.

•	Pro Forma Operating Profit on Billings: Pro forma operating profit on Billings for the fourth quarter of 2009 was $15.3 million, compared with $10.8 million for the fourth quarter of 2008. For the full year 2009, Airvana’s pro forma operating profit on Billings was $30.3 million, compared with $34.5 million for the full year 2008.

A description of Airvana’s revenue recognition policy is contained in its quarterly report on Form 10-Q and annual report on Form 10-K, each filed with the Securities and Exchange Commission. A description and a reconciliation of the company’s non-GAAP financial measures are included in this press release.
Proposed Acquisition of Airvana for Approximately $530 Million in Cash
On December 18, 2009, Airvana announced that it had entered into a definitive merger agreement with 72 Mobile Holdings, LLC, a newly formed entity owned by affiliates of S.A.C. Private Capital Group, LLC, GSO Capital Partners LP, Sankaty Advisors LLC and ZelnickMedia. As part of the transaction, Randall Battat, president and chief executive officer of Airvana, and Vedat Eyuboglu and Sanjeev Verma, vice presidents and co-founders of the company, together with certain of their affiliates, will exchange a portion of their shares of Airvana common stock for an equity interest in 72 Mobile Holdings, LLC. The transaction is valued at approximately $530 million. Under the terms of the merger agreement, at the closing of the merger, each share of Airvana common stock will be exchanged for $7.65 in cash.
Completion of the transaction is subject to the approval of Airvana’s shareholders and other closing conditions, and is expected to occur in the first half of 2010. In light of this proposed transaction, Airvana will not host a conference call in conjunction with today’s release of its fourth quarter and full year 2009 financial results. In addition, Airvana will not be providing financial guidance for the first quarter or full year 2010 or for any future periods.
Non-GAAP Financial Measures
To supplement Airvana’s condensed consolidated financial statements presented on a GAAP basis, Airvana uses non-GAAP Billings measures of operating results, gross profit on Billings and operating profit on Billings, which include changes in deferred revenue and deferred costs in a period. These non-GAAP financial measures are presented with the intent of providing both management and investors with a more complete understanding of Airvana’s underlying operating performance and trends. Airvana believes that these non-GAAP financial measures enhance the overall understanding of its past financial performance and also its prospects for the future. These non-GAAP measures provide an indication of Airvana’s financial results based upon sales activity in the period and are considered by management for the purpose of making operational decisions. In addition, these non-GAAP measures are the primary indicators that management uses as a basis for Airvana’s planning and forecasting of future periods.
Management uses the following non-GAAP measures (detailed in Exhibits 1, 2 and 3) as a supplement to GAAP revenue and cash flow from operations in evaluating Airvana’s performance:
•	Product and Service Billings (“Billings”) reflects the amount invoiced for products and services in a period and equals GAAP revenue plus the change in deferred revenue in the period. On January 14, 2009, Nortel filed for bankruptcy protection. At the time of the filing, Airvana had total pre-

bankruptcy filing outstanding invoices to Nortel of $21.8 million for the quarter ended December 28, 2008 and $14.6 million for the quarter ended March 29, 2009. The collection of the total amount of $36.4 million was subject to Nortel’s bankruptcy process. As a result, Airvana excluded these amounts from Billings as of December 28, 2008 and March 29, 2009. This $36.4 million was accounted for on a cash basis when collected and included in Billings for the three months ended January 3, 2010. Pro forma Billings amounts reflect the pre-bankruptcy invoices in the periods originally invoiced.
•	Costs Related to Billings reflects the cost directly attributable to Billings in a period and equals GAAP cost of revenue plus the change in deferred cost in the period.

•	Gross Profit on Billings reflects Billings less costs related to Billings in the period.

•	Operating Profit on Billings reflects Gross Profit on Billings less GAAP operating expenses in the period. On January 14, 2009, Nortel filed for bankruptcy protection. At the time of the filing, Airvana had total pre-bankruptcy filing outstanding invoices to Nortel of $21.8 million for the quarter ended December 28, 2008 and $14.6 million for the quarter ended March 29, 2009. The collection of the total amount of $36.4 million was subject to Nortel’s bankruptcy process. As a result, Airvana excluded these amounts from Billings as of December 28, 2008 and March 29, 2009. This $36.4 million was accounted for on a cash basis when collected and included in Billings for the three months ended January 3, 2010. Pro forma operating profit on Billings amounts reflect the pre-bankruptcy invoices in the periods originally invoiced.
Management believes investors may find these measures useful for understanding Airvana’s operations, but cautions that they should not be considered a substitute for disclosure in accordance with GAAP. Exhibits 1, 2 and 3 reconcile all non-GAAP metrics to the corresponding financial statement items as determined in accordance with GAAP for all periods presented.
About Airvana, Inc.
Airvana helps operators transform the mobile experience for users worldwide. The company’s high-performance technology and products, from comprehensive femtocell solutions to core mobile network infrastructure, enable operators to deliver compelling and consistent broadband services to mobile subscribers, wherever they are. Airvana’s products are deployed in 70 commercial networks on six continents. The company is headquartered in Chelmsford, Mass., USA, with offices worldwide. For more information, please visit www.airvana.com.
Safe Harbor Statement
Any statements in this press release that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements typically contain words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “continue,” “outlook” and similar terms, and include, without limitation, statements regarding the expected timing of the merger of Airvana, statements regarding the ability to complete the merger and statements underlying any of the foregoing. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including without limitation uncertainties as to the timing of the merger of Airvana, Airvana’s ability to maintain its relationship with Ericsson, the timing and rate of femtocell market acceptance and growth, operator femtocell deployment plans, the highly competitive and rapidly evolving market in which Airvana competes, Airvana’s limited operating history, the fluctuation of its past operating results and its reliance on sales through Ericsson for a significant portion of its revenues and product and service Billings and other factors discussed in Airvana’s filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent Airvana’s views as of the date of this press release. Airvana anticipates that subsequent events and developments may cause its views to change. While Airvana may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Airvana’s views as of any date subsequent to the date of this press release.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
This news release is for informational purposes only. It is not a solicitation of a proxy. Airvana, Inc. has filed with the SEC a preliminary proxy statement and plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the transaction. The proxy statement will contain important information about Airvana, Inc., 72 Mobile Holdings, LLC, the proposed merger and related matters. Investors and security holders are urged to read the proxy statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by 72 Mobile Holdings, LLC and Airvana, Inc. through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement from Airvana, Inc. by contacting Investor Relations at (978) 250-3000.
Airvana, Inc., its directors and executive officers may be deemed to be participants in the solicitation of proxies from Airvana, Inc.’s stockholders with respect to the transactions contemplated by the merger agreement. Information regarding Airvana, Inc.’s directors and executive officers is contained in Airvana, Inc.’s Annual Report on Form 10-K for the year ended December 28, 2008, its proxy statement dated April 21, 2009 and preliminary proxy statement dated January 14, 2010, which are filed with the SEC.
Investor contact:
David Reichman
Sharon Merrill Associates
617-542-5300
AIRV@InvestorRelations.com

Airvana, Inc.
GAAP Consolidated Statements of Operations
Comparative Financial Results
(Amounts in thousands except per share data)
(Unaudited)

	Three Months Ended		Year Ended
	December 28,	January 3,	December 28,	January 3,
	2008	2010	2008	2010
Revenue:
Product	$57,616	$36,603	$123,295	$45,121
Service	5,653	11,122	14,878	19,473

Total revenue	63,269	47,725	138,173	64,594

Cost of revenue:
Product	1,407	1,968	3,267	3,195
Service	2,163	2,752	8,195	10,374

Total cost of revenue	3,570	4,720	11,462	13,569

Gross profit	59,699	43,005	126,711	51,025
Gross margin	94%	90%	92%	79%

Operating expenses:
Research and development	18,617	19,474	74,826	73,676
Selling and marketing	3,721	3,962	14,933	16,307
General and administrative	2,301	4,461	8,976	12,772

Total operating expenses	24,639	27,897	98,735	102,755

Operating income (loss)	35,060	15,108	27,976	(51,730)
Interest income, net	1,358	3,601	7,240	6,693

Income (loss) before income tax expense	36,418	18,709	35,216	(45,037)
Income tax expense (benefit)	11,569	5,610	13,923	(20,045)

Net income (loss)	$24,849	$13,099	$21,293	$(24,992)

Net income (loss) per common share:
Basic	$0.39	$0.21	$0.33	$(0.40)

Diluted	$0.36	$0.19	$0.30	$(0.40)

Weighted average common shares outstanding:
Basic	63,655	62,730	64,278	62,499

Diluted	68,744	67,701	70,091	62,499

Exhibit 1
Airvana, Inc.
GAAP to Non-GAAP Product and Service Billings Reconciliation
(Amounts in thousands)
(Unaudited)

	Three Months Ended December 28, 2008					Three Months Ended January 3, 2010
			Adjusted	Pro Forma				Adjusted	Pro Forma
		Deferral	GAAP	Nortel	Pro Forma		Deferral	GAAP	Nortel	Pro Forma
	GAAP	Adjustments	Results	Adjustments (1)	Results (1)	GAAP	Adjustments	Results	Adjustments (2)	Results (2)

Revenue	$63,269	$(45,274)	$17,995	$21,818	$39,813	$47,725	$37,726	$85,451	$(36,442)	$49,009
Cost of revenue	3,570	816	4,386	—	4,386	4,720	1,062	5,782	—	5,782

Gross profit (loss)	59,699	(46,090)	13,609	21,818	35,427	43,005	36,664	79,669	(36,442)	43,227
Gross margin	94%		76%		89%	90%		93%		88%
Operating expenses	24,639	—	24,639	—	24,639	27,897	—	27,897	—	27,897

Operating income (loss) from operations	35,060	(46,090)	(11,030)	21,818	10,788	15,108	36,664	51,772	(36,442)	15,330
Operating margin	55%		-61%		27%	32%		61%		31%
Stock-based compensation	1,302	—	1,302	—	1,302	1,817	—	1,817	—	1,817

Operating income (loss) excluding stock compensation	$36,362	$(46,090)	$(9,728)	$21,818	$12,090	$16,925	$36,664	$53,589	$(36,442)	$17,147
Operating margin excluding stock compensation	57%		-54%		30%	35%		63%		35%

	Year Ended December 28, 2008					Year Ended January 3, 2010
			Adjusted	Pro Forma				Adjusted	Pro Forma
		Deferral	GAAP	Nortel	Pro Forma		Deferral	GAAP	Nortel	Pro Forma
	GAAP	Adjustments	Results	Adjustments (1)	Results (1)	GAAP	Adjustments	Results	Adjustments (1)	Results (1)

Revenue	$138,173	$(13,118)	$125,055	$21,818	$146,873	$64,594	$109,573	$174,167	$(21,818)	$152,349
Cost of revenue	11,462	2,163	13,625	—	13,625	13,569	5,731	19,300	—	19,300

Gross profit	126,711	(15,281)	111,430	21,818	133,248	51,025	103,842	154,867	(21,818)	133,049
Gross margin	92%		89%		91%	79%		89%		87%
Operating expenses	98,735	—	98,735	—	98,735	102,755	—	102,755	—	102,755

Operating income (loss) from operations	27,976	(15,281)	12,695	21,818	34,513	(51,730)	103,842	52,112	(21,818)	30,294
Operating margin	20%		10%		23%	-80%		30%		20%
Stock-based compensation	4,844	—	4,844	—	4,844	6,317	—	6,317	—	6,317

Operating income (loss) excluding stock compensation	$32,820	$(15,281)	$17,539	$21,818	$39,357	$(45,413)	$103,842	$58,429	$(21,818)	$36,611
Operating margin excluding stock compensation	24%		14%		27%	-70%		34%		24%

Note (1):	On January 14, 2009, Nortel filed for bankruptcy protection. For the three months and year ended December 28, 2008, Airvana had pre-bankruptcy filing outstanding invoices to Nortel of $21,818, the collection of which was subject to Nortel’s bankruptcy process. As a result, Airvana excluded this amount from Billings and from accounts receivable as of December 28, 2008. This amount was accounted for on a cash basis when collected and included in Billings for the three months ended January 3, 2010.

Note (2):	On January 14, 2009, Nortel filed for bankruptcy protection. At the time of the filing, Airvana had total pre-bankruptcy filing outstanding invoices to Nortel of $36,442, the collection of which was subject to Nortel’s bankruptcy process. As a result, Airvana excluded this amount from Billings and from accounts receivable as of December 28, 2008 and March 29, 2009. This amount was accounted for on a cash basis when collected and included in Billings for the three months ended January 3, 2010.

Airvana, Inc.
Consolidated Balance Sheets
(Amounts in thousands)
(Unaudited)

	December 28,	January 3,
	2008	2010
ASSETS

Current assets
Cash and cash equivalents	$30,425	$30,318
Investments	197,941	232,849
Accounts receivable	3,354	19,030
Deferred product cost	1,913	3,379
Prepaid taxes and deferred tax assets and charges, current, net	2,168	23,079
Prepaid expenses and other current assets	2,758	4,372

Total current assets	238,559	313,027

Property and equipment, net	4,822	5,380

Deferred service cost, long-term	1,300	5,565
Deferred tax assets and charges, long-term, net	956	3,686
Goodwill and intangible assets, net	11,096	10,027
Other assets	603	1,032

Total assets	$257,336	$338,717

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$4,455	$3,430
Accrued expenses and other current liabilities	14,365	11,974
Accrued income taxes	1,897	72
Deferred revenue	61,310	167,390

Total current liabilities	82,027	182,866

Deferred revenue, long-term	5,550	9,043
Accrued income taxes	5,703	6,132
Other liabilities	1,174	653

Total long-term liabilities	12,427	15,828

Stockholders’ equity:
Common stock	63	63
Additional paid-in capital	186,824	188,777
Accumulated other comprehensive income	—	180
Accumulated deficit	(24,005)	(48,997)

Total stockholders’ equity	162,882	140,023

Total liabilities and stockholders’ equity	$257,336	$338,717

Airvana, Inc.
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 28,	January 3,	December 28,	January 3,
	2008	2010	2008	2010
Operating activities
Net income (loss)	$24,849	$13,099	$21,293	$(24,992)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	780	839	3,215	3,249
Amortization of intangible assets	268	268	1,069	1,069
Stock-based compensation	1,302	1,817	4,844	6,317
Deferred tax (expense) benefit	(160)	(356)	(951)	(14,827)
Excess tax benefit related to exercise of stock options	(288)	(650)	(2,266)	(2,442)
Amortization of investments	(732)	935	(4,113)	940
Unrealized gain on forward foreign currency exchange contracts	—	188	—	—
Amortization of leasehold incentive	(131)	(130)	(522)	(521)
Changes in operating assets and liabilities:
Accounts receivable	4,739	(594)	10,817	(15,676)
Deferred product and service cost	(816)	(1,062)	(2,163)	(5,731)
Prepaid taxes and deferred tax charges	8,877	6,908	115	(6,372)
Prepaid expenses and other current assets	483	(469)	306	(1,384)
Accounts payable	1,836	271	649	(1,025)
Accrued expenses and other current liabilities	734	(100)	3,358	(2,386)
Accrued income taxes	2,792	(775)	(9,964)	(1,396)
Deferred revenue	(45,274)	37,726	(13,118)	109,573

Net cash (used in) provided by operating activities	(741)	57,915	12,569	44,396

Investing activities
Purchases of property and equipment	(194)	(456)	(1,765)	(3,827)
Purchase of investments	(92,995)	(98,041)	(341,622)	(290,902)
Maturities of investments	78,280	56,944	309,579	255,234
Investments sold	—	—	16,631	—
Other assets	(47)	38	4	(639)

Net cash used in investing activities	(14,956)	(41,515)	(17,173)	(40,134)

Financing activities
Payments on long-term debt	(2)	—	(121)	—
Payments of cash dividend	(21)	—	(92)	(5)
Purchase and retirement of treasury stock	(9,781)	—	(13,328)	(9,291)
Excess tax benefit related to exercise of stock options	288	650	2,266	2,442
Proceeds from exercise of stock options	413	449	2,632	2,485

Net cash (used in) provided by financing activities	(9,103)	1,099	(8,643)	(4,369)

Effect of exchange rates on cash and cash equivalents	(95)	—	125	—

Net (decrease) increase in cash and cash equivalents	(24,895)	17,499	(13,122)	(107)
Cash and cash equivalents at beginning of period	55,320	12,819	43,547	30,425

Cash and cash equivalents at end of period	$30,425	$30,318	$30,425	$30,318

Exhibit 2
Airvana, Inc.
Select Quarterly Financial Data — GAAP & non-GAAP Metrics
(Amounts in thousands)
(Unaudited)

	Three Months Ended
									Pro Forma		Pro Forma		Pro Forma		Pro Forma		Pro Forma
									Nortel		Nortel		Nortel		Nortel		Nortel
									Adjustments	Pro Forma	Adjustments	Pro Forma	Adjustments	Pro Forma	Adjustments	Pro Forma	Adjustments	Pro Forma
	Mar 30,	Jun 29,	Sep 28,	Dec 28,	Mar 29,	Jun 28,	Sep 27,	Jan 3,	Dec 28,	Dec 28,	Mar 29,	Mar 29,	Jun 28,	Jun 28,	Sep 27,	Sep 27,	Jan 3,	Jan 3,
	2008	2008	2008	2008	2009	2009	2009	2010	2008 (1)	2008 (1)	2009 (2)	2009 (2)	2009 (3)	2009 (3)	2009 (4)	2009 (4)	2010 (5)	2010 (5)
GAAP Financial Metrics
Total revenue	$7,638	$59,019	$8,247	$63,269	$9,263	$4,880	$2,726	$47,725	$55	$63,324	$55	$9,318	$—	$4,880	$—	$2,726	$(110)	$47,615
Cost of revenue	1,913	3,327	2,652	3,570	2,547	3,402	2,900	4,720		3,570		2,547		3,402		2,900		4,720

Gross profit	5,725	55,692	5,595	59,699	6,716	1,478	(174)	43,005	55	59,754	55	6,771	—	1,478	—	(174)	(110)	42,895
Operating expenses	24,910	24,237	24,949	24,639	23,946	24,786	26,126	27,897		24,639		23,946		24,786		26,126		27,897

Operating (loss) profit	$(19,185)	$31,455	$(19,354)	$35,060	$(17,230)	$(23,308)	$(26,300)	$15,108	$55	$35,115	$55	$(17,175)	$—	$(23,308)	$—	$(26,300)	$(110)	$14,998

Net cash (used in) provided by operating activities	(2,446)	3,685	12,071	(741)	(24,335)	16,167	(5,351)	57,915	—	(741)	—	(24,335)	—	16,167	—	—	—	57,915
Cash, cash equivalents and investments	220,969	227,491	237,814	228,366	198,394	211,001	205,326	263,167	—	228,366	—	198,394	—	211,001	—	—	—	263,167
Accounts receivable	11,039	7,941	8,093	3,354	13,105	9,493	18,436	19,030	21,818	25,172	36,442	49,547	36,442	45,935	36,442	54,878	—	19,030
Days sales outstanding (a)	27	28	17	17	61	23	54	20	—	57	—	132	—	110	—	160	—	35
Deferred revenue — end of period	110,136	77,396	112,134	66,860	77,124	110,185	138,707	176,433	21,763	88,623	36,332	113,456	36,332	146,517	36,332	175,039	—	176,433
Deferred product cost — end of period	1,651	1,354	2,397	3,213	4,694	6,492	7,882	8,944	—	3,213	—	4,694	—	6,492	—	7,882	—	8,944

Reconciliation of GAAP and non-GAAP Metrics
Revenue (GAAP)	$7,638	$59,019	$8,247	$63,269	$9,263	$4,880	$2,726	$47,725	$55	$63,324	$55	$9,318	$—	$4,880	$—	$2,726	$(110)	$47,615
Deferred revenue at end of period	110,136	77,396	112,134	66,860	77,124	110,185	138,707	176,433	21,763	88,623	36,332	113,456	36,332	146,517	36,332	175,039	—	176,433
Less: deferred revenue at beginning of period	(79,978)	(110,136)	(77,396)	(112,134)	(66,860)	(77,124)	(110,185)	(138,707)	—	(112,134)	(21,763)	(88,623)	(36,332)	(113,456)	(36,332)	(146,517)	(36,332)	(175,039)

Product and service billings, “Billings” (non-GAAP)	37,796	26,279	42,985	17,995	19,527	37,941	31,248	85,451	21,818	39,813	14,624	34,151	—	37,941	—	31,248	(36,442)	49,009

Cost of revenue (GAAP)	1,913	3,327	2,652	3,570	2,547	3,402	2,900	4,720	—	3,570	—	2,547	—	3,402	—	2,900	—	4,720
Deferred product cost at end of period	1,651	1,354	2,397	3,213	4,694	6,492	7,882	8,944	—	3,213	—	4,694	—	6,492	—	7,882	—	8,944
Less: deferred product cost at beginning of period	(1,050)	(1,651)	(1,354)	(2,397)	(3,213)	(4,694)	(6,492)	(7,882)	—	(2,397)	—	(3,213)	—	(4,694)	—	(6,492)	—	(7,882)

Cost related to Billings (non-GAAP)	2,514	3,030	3,695	4,386	4,028	5,200	4,290	5,782	—	4,386	—	4,028	—	5,200	—	4,290	—	5,782

Gross profit on Billings (non-GAAP) (b)	35,282	23,249	39,290	13,609	15,499	32,741	26,958	79,669	21,818	35,427	14,624	30,123	—	32,741	—	26,958	(36,442)	43,227
Gross margin on Billings (non-GAAP) (c)	93%	88%	91%	76%	79%	86%	86%	93%		89%		88%		86%		86%		88%

Total operating expenses (GAAP)	24,910	24,237	24,949	24,639	23,946	24,786	26,126	27,897	—	24,639	—	23,946	—	24,786	—	26,126	—	27,897

Operating profit (loss) on Billings (non-GAAP) (d)	$10,372	$(988)	$14,341	$(11,030)	$(8,447)	$7,955	$832	$51,772	$21,818	$10,788	$14,624	$6,177	$—	$7,955	$—	$832	$(36,442)	$15,330
% operating profit (loss) on Billings (non-GAAP)	27%	-4%	33%	-61%	-43%	21%	3%	61%		27%		18%		21%		3%		31%
Total interest & other income, net (GAAP)	2,585	1,792	1,505	1,358	1,124	1,542	426	3,601		1,358		1,124		1,542		426		3,601

Profit (loss) before tax on Billings (non-GAAP) (e)	$12,957	$804	$15,846	$(9,672)	$(7,323)	$9,497	$1,258	$55,373	$21,818	$12,146	$14,624	$7,301	$—	$9,497	$—	$1,258	$(36,442)	$18,931
% profit (loss) before tax on Billings (non-GAAP)	34%	3%	37%	-54%	-38%	25%	4%	65%		31%		21%		25%		4%		39%

Stock-based compensation included in operating expense	$1,085	$1,179	$1,278	$1,302	$1,371	$1,442	$1,687	$1,817	$—	$1,302	$—	$1,371	$—	$1,442	$—	$1,687	$—	$1,817
Acquisition costs included in operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Profit (loss) before tax on Billings excluding stock-based compensation (non-GAAP) (e)	$14,042	$1,983	$17,124	$(8,370)	$(5,952)	$10,939	$2,945	$57,190	$—	$13,448	$14,624	$8,672	$—	$10,939	$—	$2,945	$(36,442)	$20,748
% profit (loss) before tax on Billings excluding stock-based compensation (non-GAAP) (e)	37%	8%	40%	-47%	-30%	29%	9%	67%		34%		25%		29%		9%		42%

Note (1):	On January 14, 2009, Nortel filed for bankruptcy protection. As of December 28, 2008, Airvana had outstanding invoices to Nortel of $21,818, the collection of which is subject to Nortel’s bankruptcy process. As a result, Airvana has excluded $55 from revenue, $21,763 from deferred revenue, and $21,818 from accounts receivable as of December 28, 2008. These amounts were accounted for on a cash basis when collected in the fourth quarter of 2009.

Note (2):	On January 14, 2009, Nortel filed for bankruptcy protection. As of March 29, 2009, Airvana had pre-bankruptcy filing outstanding invoices to Nortel of $36,442, the collection of which is subject to Nortel’s bankruptcy process. As a result, Airvana has excluded $55 from revenue, $36,332 from deferred revenue, and $36,442 from accounts receivable as of March 29, 2009. These amounts were accounted for on a cash basis when collected in the fourth quarter of 2009.

Note (3):	On January 14, 2009, Nortel filed for bankruptcy protection. As of June 28, 2009, Airvana had pre-bankruptcy filing outstanding invoices to Nortel of $36,442, the collection of which is subject to Nortel’s bankruptcy process. As a result, Airvana has excluded $36,332 from deferred revenue and $36,442 from accounts receivable as of June 28, 2009. These amounts were accounted for on a cash basis when collected in the fourth quarter of 2009.

Note (4):	On January 14, 2009, Nortel filed for bankruptcy protection. As of September 27, 2009, Airvana had pre-bankruptcy filing outstanding invoices to Nortel of $36,442, the collection of which is subject to Nortel’s bankruptcy process. As a result, Airvana has excluded $36,332 from deferred revenue and $36,442 from accounts receivable as of September 27, 2009. These amounts were accounted for on a cash basis when collected in the fourth quarter of 2009.

Note (5):	On January 14, 2009, Nortel filed for bankruptcy protection. During the quarter ended January 3, 2010, Airvana collected pre-bankruptcy filing outstanding invoices to Nortel of $36,442 and recorded them on a cash basis.
(a)	Days sales outstanding (DSO) equals the accounts receivable divided by Billings (non-GAAP) multiplied by days in the period (98 in Q4 2009 and 91 for all other periods presented).

(b)	Gross profit on Billings equals the excess of Billings over cost related to Billings.

(c)	Gross margin on Billings equals the excess of Billings over cost related to Billings divided by Billings.

(d)	Operating profit on Billings equals Billings less cost related to Billings, less total operating expenses.

(e)	Profit (loss) before tax on Billings equals Billings less cost related to Billings, less total operating expenses plus interest income, net, plus cumulative change in accounting principle.

Exhibit 3
Airvana, Inc.
Select Annual Financial Data — GAAP & non-GAAP Metrics
(Amounts in thousands)
(Unaudited)

	Fiscal Year Ended
									Pro Forma		Pro Forma
									Nortel	Pro	Nortel	Pro
									Adjustments	Forma	Adjustments	Forma
	2002	2003	2004	2005	2006	2007	2008	2009	2008 (1)	2008 (1)	2009 (1)	2009 (1)
GAAP Financial Metrics
Total revenue	$4,567	$6,978	$3,617	$2,347	$170,270	$305,786	$138,173	$64,594	$55	$138,228	$(55)	$64,539
Cost of revenue	2,764	5,537	4,453	6,533	45,295	41,904	11,462	13,569		11,462		13,569

Gross profit (loss)	1,803	1,441	(836)	(4,186)	124,975	263,882	126,711	51,025	55	126,766	(55)	50,970
Operating expenses										—		—
Research & development	17,408	10,089	22,040	42,922	55,073	76,638	74,826	73,676		74,826		73,676
Sales & marketing	4,005	3,582	4,665	5,237	7,729	12,055	14,933	16,307		14,933		16,307
General & administrative	1,484	1,201	2,068	3,253	5,068	7,453	8,976	12,772		8,976		12,772
In-process R&D	—	—	—	—	—	2,340	—	—		—		—

Total operating expenses	22,897	14,872	28,773	51,412	67,870	98,486	98,735	102,755		98,735		102,755

Operating (loss) profit	$(21,094)	$(13,431)	$(29,609)	$(55,598)	$57,105	$165,396	$27,976	$(51,730)	$55	$28,031	$(55)	$(51,785)

Net cash (used in) provided by operating activities	(18,600)	(1,687)	43,028	67,390	25,138	91,771	12,569	44,396	—	12,569	—	44,396
Cash, cash equivalents and investments	27,000	33,745	72,321	135,470	160,123	221,963	228,366	263,167	—	228,366	—	263,167
Accounts receivable	2,836	1,175	9,244	7,590	46,072	14,171	3,354	19,030	21,818	25,172	—	19,030
Days sales outstanding (a)				17.6	119.3	36.3	9.8	20.3	—	10	—	40
Deferred revenue — end of period	5,837	15,519	118,051	273,124	243,418	79,978	66,860	176,433	21,763	88,623	55	176,488
Deferred product cost — end of period	2,183	3,949	28,196	66,966	34,214	1,050	3,213	8,944	—	3,213	—	8,944

Reconciliation of GAAP and non-GAAP Metrics
Revenue (GAAP)	$4,567	$6,978	$3,617	$2,347	$170,270	$305,786	$138,173	$64,594	$55	$138,228	$(55)	$64,539
Less: deferred revenue from acquisition	—	—	—	—	—	(171)	—	—	—	—	—	—
Deferred revenue at end of period	5,837	15,519	118,051	273,124	243,418	79,978	66,860	176,433	21,763	88,623	—	176,433
Less: deferred revenue at beginning of period	—	(5,837)	(15,519)	(118,051)	(273,124)	(243,418)	(79,978)	(66,860)	—	(79,978)	(21,763)	(88,623)

Product and service billings, “Billings” (non-GAAP)	10,404	16,660	106,149	157,420	140,564	142,175	125,055	174,167	21,818	146,873	(21,818)	152,349

Cost of revenue (GAAP)	2,764	5,537	4,453	6,533	45,295	41,904	11,462	13,569	—	11,462	—	13,569
Deferred product cost at end of period	2,183	3,949	28,196	66,966	34,214	1,050	3,213	8,944	—	3,213	—	8,944
Less: deferred product cost at beginning of period	—	(2,183)	(3,949)	(28,196)	(66,966)	(34,214)	(1,050)	(3,213)	—	(1,050)	—	(3,213)

Cost related to Billings (non-GAAP)	4,947	7,303	28,700	45,303	12,543	8,740	13,625	19,300	—	13,625	—	19,300

Gross profit on Billings (non-GAAP) (b)	5,457	9,357	77,449	112,117	128,021	133,435	111,430	154,867	21,818	133,248	(21,818)	133,049
Gross margin on Billings (non-GAAP) (c)	52%	56%	73%	71%	91%	94%	89%	89%		91%		87%

Operating expenses (GAAP):
Research & development	17,408	10,089	22,040	42,922	55,073	76,638	74,826	73,676	—	74,826	—	73,676
% research & development expense on Billings	167%	61%	21%	27%	39%	54%	60%	42%		51%		48%
Sales & marketing	4,005	3,582	4,665	5,237	7,729	12,055	14,933	16,307	—	14,933	—	16,307
% sales & marketing expense on Billings	38%	22%	4%	3%	5%	8%	12%	9%		10%		11%
General & administrative	1,484	1,201	2,068	3,253	5,068	7,453	8,976	12,772	—	8,976	—	12,772
% general & administrative expense on Billings	14%	7%	2%	2%	4%	5%	7%	7%		6%		8%
In-process R&D	—	—	—	—	—	2,340	—	—	—	—	—	—
% in-process R&D expense on Billings	0%	0%	0%	0%	0%	2%	0%	0%		0%		0%

Total operating expenses (GAAP)	22,897	14,872	28,773	51,412	67,870	98,486	98,735	102,755	—	98,735	—	102,755

% total operating expenses (GAAP)	220%	89%	27%	33%	48%	69%	79%	59%		67%		67%
Operating profit (loss) on Billings (non-GAAP) (d)	$(17,440)	$(5,515)	$48,676	$60,705	$60,151	$34,949	$12,695	$52,112	$21,818	$34,513	$(21,818)	$30,294
% operating profit (loss) on Billings (non-GAAP)	-168%	-33%	46%	39%	43%	25%	10%	30%		23%		20%

Total interest & other income, net (GAAP)	101	(93)	485	3,459	6,602	9,845	7,240	6,693	—	7,240	—	6,693
Cumulative effect of change in accounting principle (GAAP)	—	—	—	—	(330)	—	—	—		—		—

Profit (loss) before tax on Billings (non-GAAP) (e)	$(17,339)	$(5,608)	$49,161	$64,164	$66,423	$44,794	$19,935	$58,805	$21,818	$41,753	$(21,818)	$36,987
% profit (loss) before tax on Billings (non-GAAP)	-167%	-34%	46%	41%	47%	32%	16%	34%		28%		24%

Stock-based compensation included in operating expense	$—	$—	$—	$—	$800	$2,996	$4,844	$6,317	$—	$4,844	$—	$6,317
Acquisition costs included in operating expense	$—	$—	$—	$—	$—	$2,340	$—	$—	$—	$—	$—	$—

Note (1):	On January 14, 2009, Nortel filed for bankruptcy protection. As of December 28, 2008, Airvana had pre-bankruptcy filing outstanding invoices to Nortel of $21,818, the collection of which is subject to Nortel’s bankruptcy process. As a result, Airvana has excluded $55 from revenue, $21,763 from deferred revenue, and $21,818 from accounts receivable as of December 28, 2008. These amounts were accounted for on a cash basis when collected in the fourth quarter of 2009.

(a)	Days sales outstanding (DSO) equals the accounts receivable divided by Billings (non-GAAP) multiplied by days in the period (371 in 2009 and 364 for all other periods presented).

(b)	Gross profit on Billings equals the excess of Billings over cost related to Billings.

(c)	Gross margin on Billings equals the excess of Billings over cost related to Billings divided by Billings.

(d)	Operating profit (loss) on Billings equals Billings less cost related to Billings, less total operating expenses.

(e)	Profit (loss) before tax on Billings equals Billings less cost related to Billings, less total operating expenses plus interest income, net, plus cumulative change in accounting principle.